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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☐                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

HUSKER AG, LLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

HUSKER AG, LLC

54048 Highway 20

Plainview, Nebraska 68769

NOTICE OF 2008 ANNUAL MEETING OF MEMBERS

TO BE HELD ON

July 8, 2008

To the Members of Husker Ag, LLC:

Notice is hereby given that the 2008 Annual Meeting of Members (the “Annual Meeting”) of Husker Ag, LLC (the “Company”) will be held at the Osmond City Hall, 413 N. State Street, Osmond, Nebraska, on July 8, 2008, at 9:00 a.m., local time for the following purposes:

1. To elect five (5) Class I Directors to serve until the 2011 Annual Meeting of Members and until their successors are elected.

2. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. If you have any questions regarding the information in the Proxy Statement or regarding completion of the enclosed Form of Proxy, please call the Company at (402) 582-4446.

The Board of Directors is not aware of any other business to come before the Annual Meeting. Only members of record at the close of business on May 31, 2008 will be entitled to notice of the Annual Meeting and to vote at the Annual Meeting and any adjournments thereof.

All members are cordially invited to attend the Annual Meeting in person. However, to assure the presence of a quorum, you are requested to promptly sign, date and return the enclosed form of proxy, which is solicited by the board of directors, by fax or in the enclosed, self-addressed stamped envelope whether or not you plan to attend the Annual Meeting. The proxy will not be used if you attend and vote at the Annual Meeting in person.

BY ORDER OF THE BOARD OF DIRECTORS,

Mike Kinney
Chairman of the Board

Plainview, Nebraska

June 6, 2008

EACH MEMBER IS URGED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY EITHER BY FAX OR IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF A MEMBER DECIDES TO ATTEND THE MEETING, HE OR SHE MAY, IF SO DESIRED, REVOKE THE PROXY AND VOTE THE MEMBERSHIP UNITS IN PERSON.

1

HUSKER AG, LLC

54048 Highway 20

Plainview, Nebraska 68769

PROXY STATEMENT

2008 Annual Meeting of Members

July 8, 2008

SOLICITATION AND VOTING INFORMATION

The enclosed proxy is solicited by the Board of Directors of Husker Ag, LLC (the “Company”) for use at the Annual Meeting of Members of the Company to be held on July 8, 2008, and at any adjournment thereof. The Annual Meeting is to be held at the Osmond City Hall, 413 N. State Street, Osmond, Nebraska, and will commence at 9:00 a.m. Such solicitation is being made by mail and the Company may also use its officers, directors and regular employees to solicit proxies from members either in person or by telephone, facsimile or letter without extra compensation.

Voting Rights and Outstanding Membership Units

Holders of Membership Units of the Company (the “Membership Units”) of record at the close of business on May 31, 2008 (the “Record Date”) are entitled to vote at the Annual Meeting. As of that date, there were 30,130 Membership Units issued and outstanding. Each member entitled to vote will have one vote for each Membership Unit owned of record by such member as of the close of business on the Record Date on any matter which may properly come before the meeting. This Proxy Statement and the enclosed form of proxy are being mailed to members on or about June 9, 2008. The Company’s 2007 Form 10-K, which includes the Company’s annual report to its members along with the 2007 audited financial statements, is being mailed to members with this Proxy Statement (as an attachment to the proxy statement for the Special Meeting referred to below).

The presence of a majority of the outstanding Membership Units of the Company entitled to vote, represented in person or by proxy, will constitute a quorum at the Annual Meeting.

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate votes cast for directors or withheld, affirmative and negative votes and abstentions, as applicable.

Proxy Voting

Membership Units cannot be voted at the Annual Meeting unless the holder of record is present in person or by proxy. The enclosed form of proxy is a means by which a member may authorize the voting of his, her or its Membership Units at the Annual Meeting. The Membership Units represented by each properly executed proxy will be voted at the Annual Meeting in accordance with the member’s directions. Members are urged to specify their choices by marking the appropriate boxes on the enclosed proxy. If no choice has been specified and the enclosed proxy is properly executed and returned, the Membership Units will be voted FOR the persons nominated by the Board for election as directors. If any other matters are properly presented to the Annual Meeting for action, the proxy holders will vote the proxies (which confer discretionary authority to vote on such matters) in accordance with their best judgment.

Execution of the enclosed proxy will not affect a member’s right to attend the Annual Meeting and vote in person. Any member giving a proxy has the right to revoke it by voting at the meeting, by giving either personal or written notice of such revocation to Mr. Mike Kinney, Chairman of the Board and President of

Husker Ag, LLC, at the Company’s offices at 54048 Highway 20, Plainview, Nebraska 68769, or to the Corporate Secretary, Leonard Wostrel, at the commencement of the Annual Meeting.

Abstentions on any of the proposals or votes withheld for all director nominees will be treated as present at the meeting for purposes of determining a quorum, but will not be counted as votes cast on the proposals presented to the members.

Attendance and Voting at the Annual Meeting

If you own a Membership Unit of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted on a proxy. We encourage you to vote your Membership Unit in advance of the Annual Meeting date by returning the enclosed proxy, even if you plan on attending the Annual Meeting. You may change or revoke your proxy at the Annual Meeting as described above even if you have already voted.

Solicitation

This solicitation is being made by the Company. The entire cost of such solicitation, which represents the amount normally expended for a solicitation relating to an uncontested election of directors, will be borne by the Company. Such cost will include the cost of supplying necessary additional copies of the solicitation material and the annual report to members, for beneficial owners of Membership Units held of record by brokers, dealers, banks and voting trustees and their nominees and, upon request, the reasonable expenses of such record holders for completing the mailing of such material and report to such beneficial owners.

YOUR PROXY VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

THE ENCLOSED PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY and delegates discretionary authority with respect to any additional matters which may properly come before the Annual Meeting. Although the Board is not currently aware of any additional matter, if other matters do properly come before the Annual Meeting, proxies will vote thereon in accordance with their best judgment.

If you have any questions regarding the information in the Proxy Statement or regarding completion of the enclosed form of proxy, please call the Company at (402) 582-4446.

SPECIAL MEETING TO BE HELD FOLLOWING ANNUAL MEETING – ON SAME DAY

A Special Meeting of Members of Husker Ag, LLC will be held at the Osmond City Hall, 413 N. State Street, Osmond, Nebraska, on July 8, 2008, at 10:00 a.m., local time. This is the same day as the Annual Meeting, which is scheduled to begin at 9:00 a.m., local time. The Annual Meeting is expected to be completed prior to the start of the Special Meeting. The primary business that our management expects to be presented at the Special Meeting is the proposed amendment to our operating agreement which would, among other things, generally provide for the reclassification of our original membership units held by our members who are the record holders of 20 or fewer units. The matters to be addressed at the Special Meeting have been discussed in detail in the Company’s Proxy Statement for the Special Meeting. A copy of the Special Meeting proxy statement has been mailed to all of our members on or before the date of the mailing of this Annual Meeting proxy statement. The record date for both meetings is the same.

PROPOSAL TO BE VOTED UPON

Election of Directors and Voting

The only proposal for the 2008 Annual Meeting is the election of five Class I directors to hold office until the 2011 Annual Meeting of Members or until a successor is duly elected and qualified. The following current directors have been nominated by the Board of Directors: Robert E. Brummels, Ronald A. Fick, Kent A. Friedrich, James Hall and Walter Kittrell. Detailed information on each nominee is provided below in the “Information About Nominees and Current Directors” section.

As indicated in the proxy, where no direction is given, the proxies solicited by the Board of Directors will be voted in favor of the election of the nominees listed in this Proxy Statement. If any such nominees shall withdraw or otherwise become unavailable, which is not expected, the proxies will be voted for a substitute nominee who will be designated by the Board of Directors. Members who neither submit a proxy nor attend the meeting, along with broker non-votes, will not be counted as either a vote for or against the election of a director.

Your Board recommends a vote FOR the election of each of its nominees for Class I Directors.

Cumulative Voting Description

Members have cumulative voting rights. Each member entitled to vote has the right to vote, in person or by proxy, the number of Membership Units owned by him or her for as many persons as there are directors to be elected and for whose election he or she has a right to vote, or to cumulate his or her votes by giving one candidate as many votes as the number of such directors multiplied by the number of his or her Units, or by distributing such votes on the same principle among any number of candidates.

Unless otherwise instructed, the proxy holders will vote the proxies received by them equally for each nominee shown in this Proxy Statement, reserving the right, however, to cumulate their votes and distribute them among the nominees in their discretion. A member may also withhold authority to vote for any nominee (or nominees) by striking through the name (or names) of such nominees on the form of proxy. Neither Membership Units nor proxies may be voted for a greater number of persons than the number of nominees shown below.

Votes withheld for all director nominees will be treated as present at the meeting for purposes of determining a quorum, but will not be counted as votes cast in the director election.

The five nominees receiving the highest vote totals will be elected as directors of the Company at the Annual Meeting; provided a quorum is present.

INFORMATION ABOUT NOMINEES AND CURRENT DIRECTORS

Five directors are to be elected at this Annual Meeting to hold office until the 2011 Annual Meeting of Members or until a successor is duly elected and qualified. The Articles of Organization, as amended, of the Company provide for classification of directors into three classes, with each class serving staggered three-year terms. The Company’s Second Amended and Restated Agreement, as amended (the “Operating Agreement”), provides for thirteen directors, with five Class I directors to be elected in 2008, four Class II directors to be elected in 2009 and four Class III directors to be elected in 2010.

All of the nominees are incumbent directors.

Your Board recommends a vote FOR the election of each of its nominees for Class I Directors.

The following table contains certain information with respect to the director nominees recommended by the board of directors including those persons currently serving as directors and persons nominated for election at the 2008 Annual Meeting of Members:

Class I Nominees Recommended by the Board of Directors:

Name	Age	Year First Became Director	Term Expires
Robert E. Brummels	57	2004	2008
Ronald A. Fick	53	2002	2008
Kent A. Friedrich	45	2005	2008
James Hall	63	2001	2008
Walter Kittrell	45	2006	2008

Biographical Information on Class I Nominees

Robert E. Brummels, of Coleridge, Nebraska, is a lifelong resident of Cedar County, Nebraska. He and his wife currently operate a farm northeast of Coleridge where they raise corn, soybeans and alfalfa and own a cow-calf herd. Prior to his current farming operation, Mr. Brummels was in the dairy business from 1974 through 1986 and in the hog business from 1987 through 1998. In 1973 Mr. Brummels graduated from the University of Nebraska-Lincoln College of Agriculture with a Bachelor of Science degree in animal science. Mr. Brummels has served as Treasurer of Husker Ag since June 2004.

Ronald A. Fick, of Luverne, Minnesota, is self-employed and has operated a corn and soybean grain farming operation (Harvest Farms) since 1973. He is also owner of a gravel and rock extraction business. Mr. Fick’s operations are located just to the southwest of Luverne, Minnesota. Mr. Fick served on the Sioux Valley Southwestern Electric Advisory Board for 11 years. He has served on the Rock County Fair Board of Directors for over 20 years, 3 years as President.

Kent A. Friedrich and his wife Denise, along with their three children, have been lifelong residents of Plainview, Nebraska. Kent currently runs his own Edward Jones investment office in Norfolk, Nebraska, where he has worked since 2002. Mr. Friedrich and his wife have also operated a farming operation for over 25 years. Mr. Friedrich has served on numerous boards and is currently serving as Director of Specialty Protein Producers, LLC. He is also currently serving on a local school board. Mr. Friedrich has served as Vice Chairman of the Board and Vice President of Husker Ag since July 2006.

James Hall, of Sioux Falls, South Dakota, was a former director of Agri-Energy, L.P. Mr. Hall has been a farmer for 43 years in Southeast South Dakota. Mr. Hall is the former President of the Lincoln County Farm Bureau and is currently the President of the Lincoln County Soybean Association.

Walter Kittrell, of Columbus, Nebraska, is currently Vice President of Marketing and Project Development for Fagen, Inc. and he has been employed by Fagen since March 1994. Fagen, Inc. is a design-build contractor specializing in the construction of ethanol plants.

Biographical Information on Class II and Class III Directors.

The following table contains certain information with respect to the Class II and Class III Directors as of the date of this report. All officers have been elected to serve until the next succeeding annual meeting and until their successors have been elected and qualified.

Name	Age	Position	Year First Became Director	Director Term Expires
Stanley Gyberg	64	Class II Director	2003	2009
Mike Kinney	50	Class II Director, Chairman of the Board and President	2000	2009
Fredrick J. Knievel	66	Class III Director	2000	2010

James Krause	56	Class III Director	2007	2010
David Stearns	60	Class III Director	2004	2010
J. Alex Thramer	79	Class II Director	2000	2009
Gerald Winter	70	Class II Director	2006	2009
Leonard Wostrel	69	Class III Director, Secretary	2004	2010

Stanley Gyberg is a self-employed farmer and has been actively engaged in farming for 39 years and currently operates an 800 acre farm with a corn and soybean rotation. Mr. Gyberg currently serves as a member of the Board of Directors of CORN-er Stone Farmers Co-op. Mr. Gyberg has been married to his wife Irene for over 40 years and they have 3 grown children.

Mike Kinney has been employed by Kinney, Inc., which is a family farm corporation located near Elgin, Nebraska since 1974. He is currently serving as Vice President of Kinney, Inc. Mr. Kinney is also a partner in Kinney Bros., a farming operation. Mr. Kinney has served as Chairman of the Board and President of Husker Ag since July 2006, and previously served as the Vice Chairman and Vice President from June 2004 – July 2006.

Fredrick J. Knievel is the President and co-owner of Knievel Farms, Inc. which is a farming operation located near Clearwater, Nebraska engaged in the production of corn, soybeans, hay and cattle. Mr. Knievel has been associated with Knievel Farms, Inc. since 1978. Mr. Knievel served as Chairman of the Board and President of Husker Ag from June 2004 until July 2006.

James Krause is a lifelong resident of Brunswick, Nebraska. Mr. Krause and his wife, Janet, own Krause Family Farms, Inc., which operates a family farm raising irrigated corn and soybeans as well as hogs and cattle. Mr. Krause is a member of the Antelope County Zoning Board, has served on the Plainview school board for eight years, and is a member of the Antelope County corn, soybean, and pork growers associations.

David Stearns currently resides in Luverne, Minnesota, where he was born and raised. From August 1998 through June 30, 2007, Mr. Stearns was employed as a DDG Marketer with Agri-Energy, L.P. a 20-million gallon per year ethanol plant located in Luverne, Minnesota. Mr. Stearns’ duties with Agri-Energy, L.P. included the selling and scheduling of sales of distiller grains, and management of the scale office for all inbound and outbound commodities. Mr. Stearns is currently retired.

J. Alex Thramer was self-employed in the irrigation sales and services industry by Thramer Irrigation located near Ewing, Nebraska which had been in operation for over 30 years. Mr. Thramer retired in February 2008.

Gerald Winter, of Luverne, Minnesota, is a lifelong resident of Rock County, Minnesota. He and his family have been farming since 1960. He has served on numerous boards including as Chairman of the Rock County Rural Board and in the capacity of President of the congregation of his church. Mr. Winter has also been actively involved with Agri-Energy, L.P., of Luverne, Minnesota from the time of its inception.

Leonard Wostrel is a resident of Creighton, Nebraska, where he currently farms 1500 acres raising corn and soybeans in Pierce, Knox and Antelope Counties. Mr. Wostrel has been in the farming business for over 40 years. Mr. Wostrel has served as Secretary of Husker Ag since June 2004.

Board of Directors

The Board of Directors generally meets once or twice each month. The Board of Directors held sixteen (16) regularly scheduled and special meetings during the fiscal year ended December 31, 2007. Each incumbent director participated in 75% or more of the aggregate of the total number of meetings of the Board of Directors and the committees of which he was a member during the fiscal year ended December 31, 2007.

Audit Committee

In compliance with Securities and Exchange Commission rules, the Audit Committee operates pursuant to a written charter that has been approved by the committee and our Board of Directors. It is reviewed annually and revised as appropriate. The charter is available on our website at www.huskerag.com. The Audit Committee reviews the services provided by the Company’s independent auditors, consults with the independent auditors and reviews the need for internal auditing procedures and the adequacy of internal controls. The Audit Committee currently consists of Robert E. Brummels, who serves as the chairman of the committee, Kent Friedrich, Walter Kittrell and Fredrick J. Knievel. There are no audit committee financial experts on the Husker Ag Board and Audit Committee. There are a limited number of persons meeting the SEC requirements for an audit committee financial expert located in the Northeastern Nebraska communities in which the Company transacts business, or among investors in Husker Ag, who comprise the likely base for persons serving on the Husker Ag Board. The Nominating Committee of Husker Ag will consider whether any nominees may have such expertise in reviewing and recommending candidates for the Board of Directors.

The Company has established an audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act and believes that the members of the Audit Committee are independent within the meaning of the listing standards of the National Association of Securities Dealers, the operators of The NASDAQ Stock Market. The Audit Committee held five (5) regularly scheduled or special meetings during the fiscal year ended December 31, 2007.

Audit Committee Report

The following report was delivered to the Board of Directors of the Company by the Audit Committee. The following report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission or subject to Regulation 14A or to the liabilities of Section 13 of the Securities Exchange Act of 1934, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically or specifically incorporates it by reference, such information will not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the report by reference in any such document.

Report of Audit Committee of Husker Ag, LLC Board of Directors

To the Board of Directors of Husker Ag, LLC:

The Audit Committee of the Board of Directors is comprised of Messrs. Brummels, Friedrich, Knievel and Kittrell. Mr. Brummels is chairman of the Audit Committee. All of the committee members qualify as independent members of the Audit Committee under the NASDAQ National Market listing standards. The primary purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company’s financial reporting process. The Audit Committee conducted its oversight activities for the Company in accordance with the duties and responsibilities outlined in the Company’s Amended and Restated Audit Committee Charter.

Prior to the inclusion and filing and filing with the Securities and Exchange Commission of the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2007, we reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2007.

Our assessment included a discussion with the Company’s independent auditors regarding matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants and Public Company Accounting Oversight Board.

We also received and reviewed the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and have discussed with the independent accountants their independence.

Prior to the filing of the Annual Report on Form 10-K, and based on the foregoing reviews and discussions, we recommended to the Board of Directors that the audited financial statements referred to above be included in the Husker Ag, LLC Annual Report on Form 10-K for the year ended December 31, 2007 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Husker Ag, LLC Board of Directors:

Robert E. Brummels, Chairman

Kent Friedrich

Fredrick J. Knievel

Walter Kittrell

Other Committees

The Company has established a Personnel Committee which is responsible for reviewing the compensation and related benefits for Company employees. The Personnel Committee does not have a charter. The Personnel Committee currently consists of Chairman James Hall, Ronald A. Fick, David Stearns, and Leonard Wostrel. Seth Harder serves as an advisory member of the Personnel Committee. The Company believes that the members of the Personnel Committee are independent within the meaning of the listing standards of the National Association of Securities Dealers, the operators of the NASDAQ Stock Market. The Personnel Committee held one meeting during the fiscal year ended December 31, 2007.

Pursuant to a resolution adopted at the Company’s Board of Directors’ meeting held March 5, 2002, the Board of Directors established a standing Nominating Committee to be elected from its members. The Nominating Committee does not have a charter. The Nominating Committee currently consists of Fredrick J. Knievel, James Krause, David Stearns, Alex Thramer and Gerald Winter. The Company believes that the members of the Nominating Committee are independent within the meaning of the listing standards of the National Association of Securities Dealers, the operators of the NASDAQ Stock Market. The Nominating Committee held one regularly scheduled meeting during the fiscal year ended December 31, 2007.

The principal responsibility of the Nominating Committee is to recommend to the Board prior to the annual members’ meetings nominees for election to the Board of Directors for whom the Company will solicit proxies. Also, in the event of a vacancy, the Nominating Committee may recommend to the Board a nominee to fill such vacancy.

The Nominating Committee actively solicits nominations for the Company Board of Directors from the Company’s members. Such nominations are considered by the Nominating Committee in its recommended slate of directors, and the Nominating Committee considers and evaluates the experience of incumbent directors in making its recommendations. Candidates for election to the Board of Directors for the 2008 Annual Meeting were self-nominated. At the Board of Directors’ meeting held May 27, 2008, the Nominating Committee provided the Board with its recommendations with respect to the directors to be elected at this 2008 Annual Meeting. Although the Company has established formal procedures with respect to making nominations with respect to the election of directors, as described below, there are no formal procedures for the purpose of making recommendations concerning nominees to the Nominating Committee, and no formal minimum qualifications have been established that the Nominating Committee believes must be met by nominees recommended by the Nominating Committee. In accordance with Section 6.1(c) of the Company’s Operating Agreement, directors do not need to be residents of the State of Nebraska or members of the Company.

Section 6.1(d) of the Company’s Operating Agreement states that nominations for election to the Board of Directors may be made by the Board of Directors, the Nominating Committee, or by any member entitled to vote for the election of directors. Pursuant to Section 6.1(d), to be considered at the 2009 Annual Meeting, nominations must be submitted in writing to the Chairman of the Board or Corporate Secretary at the

Company’s principal office, 54048 Highway 20, Plainview, Nebraska 68769 no earlier than October 1, 2008 and no later than March 31, 2009.

All committees are subject to change after the election of directors at the 2008 Annual Meeting of the Members.

MANAGEMENT

The Company is controlled by its Board of Directors and its day to day affairs are managed by Seth Harder, General Manager and its executive officers who are appointed for one year terms, subject to oversight and supervision by its Board of Directors. Executive officers of the Company, and other significant employees of the Company, are listed below:

Name and Age	Current Position
Mike Kinney (50)	Chairman of the Board and President since July 17, 2006.[1]

Kent A. Friedrich (45)	Vice Chairman of the Board and Vice President since July 17, 2006.[2]

Leonard Wostrel (69)	Secretary of the Company since June 29, 2004.

Robert E. Brummels (57)	Treasurer of the Company since June 29, 2004.

Seth Harder (29)	General Manager since January 2006.[3]

Shaun Waldow (35)	Plant Manager since January 2006.

Kristine Wacker (32)	Controller since January 2006.

1	-	Mike Kinney was elected Chairman of the Board and President on July 17, 2006, replacing Fredrick Knievel who had been elected Chairman of the Board and President on June 29, 2004.
2	-	Kent A. Friedrich was elected Vice Chairman of the Board and Vice President on July 17, 2006, replacing Mike Kinney when Mr. Kinney was elected Chairman and President.
3	-	Seth Harder was appointed as General Manager in January 2006, replacing Allen Sievertsen who left the Company on December 31, 2005.

Seth Harder, age 29, has been General Manager for Husker Ag since January 2006. Prior to this appointment, Mr. Harder served as the Company’s Plant Manager from September 2004 through December 2005. Mr. Harder was an ethanol trainer and plant startup specialist from April 2004 through September 2004 for ICM, Inc. Mr. Harder was the Production Manager from November 2002 until April 2004 for Husker Ag. From December 2001 through November 2002, Mr. Harder managed a small ethanol plant for Kuester Ag, LLC, which was owned by Gary Kuester, a former member of the Board of Directors for Husker Ag.

Shaun Waldow, age 35, has been Plant Manager since January 2006. Prior to this position, Mr. Waldow had been Production Manager since May 2004, and he was an operator for the Company from January 2003 to May 2004. Prior to working for Husker Ag, Mr. Waldow worked as a farm and livestock manager for Warren Wortman from 1992 until January 2003.

Kristine Wacker, age 32, has been Husker Ag’s Controller since January 2006. Prior to this position, Ms. Wacker has worked as the Company’s plant accountant since June 2004. Prior to her work for Husker Ag, Ms. Wacker worked as an accountant and reimbursement analyst for Faith Regional Health Services, from April 1999 through June 2004. From December 1996 through April 1999, Ms. Wacker was a staff accountant for Auten, Sehi, Pruss and Beckmann, P.C.

COMPENSATION DISCUSSION AND ANALYSIS

The entire Board of Directors serves as the de facto “compensation committee” and is responsible for determining the director fees. The Personnel Committee of the Board of Directors is responsible for reviewing the compensation and related benefits for the Company’s employees, which includes the General Manager. Subject to review and oversight by the Board of Directors, the General Manager is the manager of the Company’s operations and he is not considered an executive officer of the Company. The Board has not and does not consider any of its employees to be “named executive officers”.

SUMMARY COMPENSATION TABLE

The Summary Compensation Table presented below represents all elements of compensation awards to the Company’s named executive officers for fiscal years 2007 and 2006. Except for Mike Kinney, none of the named executive officers received any salary or other compensation for his services other than directors’ and committee meeting fees and mileage reimbursements. The following table sets forth all compensation paid or payable by the Company to named executive officers who were serving in such capacities during the fiscal years ended December 31, 2007 and 2006:

Annual Compensation

For Fiscal Years 2006 - 2007

Name and Principal Position	Year	Salary	Bonus	All Other Compensation[1]		Total
Mike Kinney,[2] Chairman of the Board and President	2007	$0	$25,000	$12,722	[2]	$37,722
	2006	$0	$0	$13,162	[2]	$13,162

Fredrick J. Knievel,[3] Chairman of the Board and President	2007	$0	$0	$8,405	[3]	$8,405
	2006	$0	$0	$13,017	[3]	$13,017

Kent A. Friedrich,[4] Vice Chairman of the Board and Vice President	2007	$0	$0	$7,699	[4]	$7,699
	2006	$0	$0	$8,746	[4]	$8,746

Robert E. Brummels, Director and Treasurer	2007	$0	$0	$10,067	[5]	$10,067
	2006	$0	$0	$11,622	[5]	$11,622

Leonard Wostrel, Director and Secretary	2007	$0	$0	$7,743	[6]	$7,743
	2006	$0	$0	$8,444	[6]	$8,444

1	-	Represents directors’ and committee meeting fees received for Board of Directors and committee meetings in accordance with the Company’s policy regarding the payment of directors’ fees as well as mileage reimbursements.
2	-	Mike Kinney was elected Chairman of the Board and President on July 17, 2006, replacing Fredrick J. Knievel, and served as Vice Chairman and Vice President from June 2004 - July 2006. Mr. Kinney’s “All Other Compensation” column represents directors’ fees and mileage reimbursements in the amounts of $11,400 and $1,322 for 2007 and $11,800 and $1,362 for 2006, respectively.
3	-	Fredrick Knievel served as Chairman of the Board and President from June 29, 2004 – July 17, 2006. Mr. Knievel’s “All Other Compensation” column represents directors’ fees and mileage reimbursements in the amounts of $7,400 and $1,005 for 2007 and $11,800 and $1,217 for 2006, respectively.
4	-	Kent A. Friedrich was elected Vice Chairman of the Board and Vice President on July 17, 2006, replacing Mike Kinney when he was elected as Chairman and President. Mr. Friedrich’s “All Other Compensation” column represents directors’ fees and mileage reimbursements in the amounts of $7,600 and $99 for 2007 and $8,650 and $96 for 2006, respectively.
5	-	Mr. Brummel’s “All Other Compensation” column represents directors’ fees and mileage reimbursements in the amounts of $9,000 and $1,067 for 2007 and $10,750 and $872 for 2006, respectively.
6	-	Mr. Wostrel’s “All Other Compensation” column represents directors’ fees and mileage reimbursements in the amounts of $7,200 and $543 for 2007 and $8,000 and $444 for 2006, respectively.

The Company has no written employment agreements with any officer or director. But see the section immediately below entitled “2007 Bonus to Chairman; 2008 Consulting Agreement with Chairman.” The Company reimburses its officers for expenses incurred relating to services rendered on its behalf.

2007 Bonus to Chairman; 2008 Consulting Agreement with Chairman

On December 18, 2007, the Board of Directors approved an incentive compensation award in the form of a one-time cash bonus to Mike Kinney in the amount of $25,000. The Board awarded this discretionary bonus due to the additional amount of work performed by Mr. Kinney in 2007, including his work in connection with the plant expansion project. Mr. Kinney resigned as a member of the Audit Committee effective on December 18, 2007.

On May 30, 2008, the Company entered into a Consulting Agreement with Mike Kinney whereby Mr. Kinney agreed to provide certain services to the Company related to risk management. Mr. Kinney will work as an independent contractor. Specifically, he will assist the Company in managing its risk of fluctuating market conditions related to the Company’s principal inputs, such as corn and natural gas, as well as its primary products, being ethanol and distillers grain. Mr. Kinney will provide services as may be assigned by the Board of Directors in accordance with the Company’s Risk Management Policy. In exchange, the Company will compensate Mr. Kinney in the amount of $8,000 per month. Mr. Kinney will be required to provide at his own expense all facilities, equipment, supplies, assistants and other things necessary for him to perform these services. Upon signing the Agreement, the Company paid a cash bonus to Mr. Kinney in the amount of $16,000 for services provided during the first half of 2008.

Compensation Committee Report on Executive Compensation

The Company’s executive officers have always been members of the Board of Directors; and none of the Company’s executive officers is or has ever been an employee of the Company. Other than the payments made to Mr. Kinney discussed above, the executive officers and other members of the board receive only directors’ fees for attendance at the board and committee meetings.

Until 2006, the Company’s executive officers received the same per meeting directors’ fee as the other board members. Effective August 1, 2006, the Chairman of the Board now receives $600 per meeting attended in person, while the other executive officers receive $500 per meeting. By comparison, all other directors now receive $400 per meeting attended in person. In addition, all directors including executive officers receive $200 per committee meeting attended in person. On July 17, 2006, the Board approved a payment to the Company’s former Chairman of the Board, Fredrick J. Knievel, in the amount of $1,200. This additional compensation was for Mr. Knievel’s services to the Company as Chairman during 2006. On December 18, 2007, the Board awarded a bonus in the amount of $25,000 to Mike Kinney for his services to the Company as Chairman and in connection with his extra work relating to the plant expansion.

For purposes of determining the Company’s director fees, i.e., executive compensation, the entire Board of Directors serves as the de facto “compensation committee”. Because of the nature of the Director fees paid to the Company’s executive officers, the Company believes that the board compensation committee report on executive compensation required by Item 407(e)(5) of Regulation S-K is not applicable for Husker Ag.

As noted above, the Personnel Committee of the Board of Directors is responsible for reviewing the compensation and related benefits for the Company’s employees, which includes the General Manager. Subject to review and oversight by the Board of Directors, the General Manager is the manager of the Company’s operations and he is not considered an executive officer. Since the General Manager is not an executive officer of the Company, the Board no longer has a policy to disclose the compensation of the General Manager.

Compensation Committee Interlocks and Insider Participation

As noted above, the entire Board of Directors serves as the executive compensation committee for purposes of determining the director fees to be paid to board members, including the executive officers. All of the executive officers of the Company were members of the Board of Directors during 2007, including Mike Kinney, Chairman of the Board, Kent A. Friedrich, Vice Chairman of the Board, Leonard Wostrel, Secretary, and Robert E. Brummels, Treasurer. None of the members of the Board of Directors during 2007 or as of the date of this proxy statement is or has been an employee of the Company. In 2007, no member of the Board of Directors had any relationship or transaction with the Company that would require disclosure as a “related person transaction” under Item 404 of SEC Regulation S-K, and during 2007, none of our executive officers served on the board of directors or compensation committee of any other entity whose executive officer(s) served as a member of our Board of Directors.

Director Compensation

On December 22, 2005, the Company revised the Board compensation policy, commencing January 1, 2006, by increasing the per meeting fee paid to directors for attendance at any Board meetings if the director is present in person at the meeting through adjournment to $300 per meeting for each director and to $400 per meeting for the Board Chairman; otherwise, the director is paid $100 per meeting attended. Then in July 2006, the Company revised the compensation policy effective August 1, 2006. The Chairman of the Board now receives $600 per meeting attended in person, while the other executive officers receive $500 per meeting. All other directors now receive $400 per meeting attended in person and $200 per meeting attended via telephone conference. In addition, all directors including executive officers receive $200 per committee meeting attended in person and $100 per committee meeting attended via telephone conference. In addition, directors are reimbursed at $0.505 per mile (as of January 1, 2008) for mileage reimbursement for travel to and from meetings.

The Director Compensation Table presented below represents all compensation awards to the Company’s directors during the fiscal years ended December 31, 2007 and 2006:

Name[1]	Year	Fees Earned or Paid in Cash ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Ronald A. Fick	2007	$4,600	$0	$1,326	$5,926
	2006	$5,100	$0	$348	$5,448

Stanley Gyberg	2007	$5,400	$0	$88	$5,488
	2006	$6,500	$0	$220	$6,720

James Hall	2007	$5,400	$0	$697	$6,097
	2006	$7,550	$0	$797	$8,347

Walter Kittrell	2007	$4,900	$0	$918	$5,818
	2006	$2,500	$0	$306	$2,806

James Krause[2]	2007	$3,700	$0	$113	$3,813
	2006	$0	$0	$0	$0

David Stearns	2007	$7,000	$0	$1,577	$8,577
	2006	$6,250	$0	$1,027	$7,277

J. Alex Thramer	2007	$4,800	$0	$489	$5,289
	2006	$6,250	$0	$735	$6,985

Gerald Winter	2007	$5,600	$0	$38	$5,638
	2006	$2,900	$0	$0	$2,900

1	-	Messrs. Kinney, Friedrich, Knievel, Brummels and Wostrel are directors and named executive officers of the Company. As such, their compensation is disclosed in the Annual Compensation table above.
2	-	Mr. Krause was elected as a Board member on June 4, 2007.

OWNERSHIP OF VOTING SECURITIES

BY DIRECTORS AND NOMINEES AND OFFICERS

The following table presents information regarding beneficial ownership of membership units of Husker Ag as of May 31, 2008 by (1) each member known by Husker Ag to be the beneficial owner of more than 5% of its outstanding membership units and (2) each director of Husker Ag and each named executive officer and (3) all directors and executive officers as a group. Based on information furnished by the owners, except as otherwise noted, management believes that the members listed below have sole investment and voting power regarding their membership units, except that co-trustees share investment and voting power. (* = Less than 1% of the class of membership units).

Name and Address of Beneficial Owner	Units Beneficially Owned		Percentage of Class
Fredrick J. Knievel 51272 846 Rd. Clearwater, NE 68726	120	(1)	*

Mike Kinney 51100 836 Road Elgin, NE 68636	220	(2)	*

J. Alex Thramer Box 278 Ewing, NE 68735	100	(3)	*

James Hall 26941 480th Ave. Sioux Falls, SD 57108	230	(4)	*

Ronald A. Fick 1159 101st Street Luverne, MN 56156	200	(5)	*

Walter Kittrell 516 South 4th Street Columbus, NE 68601	98	(6)	*

(1)	Includes 60 membership units held by him and his wife as joint tenants with respect to which Mr. Knievel may be regarded as having shared voting and dispositive power.
(2)

Includes 20 membership units held by him and his wife as joint tenants with respect to which Mr. Kinney may be regarded as having shared voting and dispositive power and also includes 200 membership units held by Kinney, Inc. for which Mr. Kinney has shared voting and dispositive power.

(3)	Includes 70 membership units held by him and his wife as joint tenants with respect to which Mr. Thramer may be regarded as having shared voting and dispositive power.
(4)	In addition, Mr. Hall indirectly holds 1,020 membership units as a member of The Better Energy Company, LLC, for which Mr. Hall has no voting or dispositive power.
(5)	In addition, Mr. Fick indirectly holds 1,020 membership units as a member of The Better Energy Company, LLC, for which Mr. Fick has no voting or dispositive power.
(6)	Includes 56 membership units owned by him and his wife as joint tenants and 12 membership units owned by his IRA as well as 30 membership units owned directly by his wife.

Name and Address of Beneficial Owner	Units Beneficially Owned		Percentage of Class
Stanley A. Gyberg 2209 Pebble Beach Lane Brandon, SD 57005	3,180	(7)	10.56%

Robert E. Brummels 56849 876 Road Coleridge, NE 68727	810	(8)	2.69%

David Stearns 1110 N. Kniss Luverne, MN 56156	210	(9)	*

Leonard Wostrel	-0-		-0-
86752 Highway 13
Creighton, NE 68729

Kent A. Friedrich	330	(10)	1.09%
53695 865 Road
Plainview, NE 68769

Gerald Winter	3,040	(11)	10.09%
678 90th Avenue
Luverne, MN 56156

James Krause	340	(12)	1.13%
52609 865 Road
Brunswick, NE 68720

(7)

Includes 180 membership units owned by Mr. Gyberg individually, and 3,000 membership units held indirectly by him as a member of Agri-Energy, L.P. In addition, Mr. Gyberg indirectly holds 344 membership units as a member of The Better Energy Company, LLC, for which Mr. Gyberg has no voting or dispositive power. He is currently a Board member of Agri-Energy, L.P. The 3,000 membership units owned by Agri-Energy, L.P. also are reported in the beneficial ownership interests of Mr. Winter.

(8)

These units are owned by a revocable trust in which Mr. Brummels and his wife are trustees and beneficial owners, with respect to which Mr. Brummels may be regarded as having shared voting and dispositive power.

(9)	These units are owned by Mr. Stearns and his wife as joint tenants with respect to which Mr. Stearns may be regarded as having shared voting and dispositive power.
(10)

These units are owned by a revocable trust in which Mr. Friedrich is beneficial owner and he and his wife are co-trustees, with respect to which Mr. Friedrich may be regarded as having shared voting and dispositive power.

(11)

Includes 40 membership units held by Mr. Winter and his wife as joint tenants with respect to which Mr. Winter may be regarded as having shared voting and dispositive power, and 3,000 membership units held indirectly by him as a member of Agri-Energy, L.P. In addition, Mr. Winter indirectly holds 340 membership units as a member of The Better Energy Company, LLC, for which Mr. Winter has no voting or dispositive power. He is currently a Board member of Agri-Energy, L.P. The 3,000 membership units owned by Agri-Energy, L.P. also are reported in the beneficial ownership interests of Mr. Gyberg.

(12)	These units are owned by Mr. Krause and his wife as joint tenants with respect to which Mr. Krause may be regarded as having shared voting and dispositive power.

Name and Address of Beneficial Owner	Units Beneficially Owned	Percentage of Class
Beneficial Owners of More than 5%

The Better Energy Company, LLC 638 51st Street Hills, MN 56138	6,120	20.31%

Miltona Bay, LLC 108 Miller Circle Granite Falls, MN 56241	1,880	6.24%

Agri-Energy, L.P. 502 South Walnut Ave. Luverne, MN 56156	3,000	9.96%

The following table sets forth certain information as to the membership units beneficially owned by all executive officers and directors of the Company as a group (13 persons) as of May 31, 2008:

Title of Class	Amount and Nature of Beneficial Ownership	Percent of Class
Membership Units	5,878	19.51%

Change of Control

There are no arrangements, known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change of control of the Company. The Company also does not currently provide for incremental compensation or special treatment for incentive compensation related to a change in control.

Equity Compensation Plans

The Company does not have any securities authorized for issuance under any equity compensation plans. None of the directors or officers of the Company have any options, warrants or other similar rights to purchase securities of the Company.

CERTAIN RELATIONSHIPS AND OTHER RELATED TRANSACTIONS

Conflicts of interest may arise in the future as a result of the relationships between and among its members, officers, directors and their affiliates, although its officers and directors have fiduciary duties to Husker Ag. Husker Ag does not have a committee of independent directors or members or an otherwise disinterested body to consider transactions or arrangements that result from conflicts of interest. The Company’s Operating Agreement permits Husker Ag to enter into agreements with directors, officers, members and their affiliates, provided that any such transactions are on terms no more favorable to the directors, officers, members (or their affiliates) than generally afforded to non-affiliated parties in a similar transaction.

The Company has adopted an Affiliated Transactions Policy, which provides as follows concerning transactions with affiliated persons or entities:

All material affiliated transactions and loans will be made or entered into on terms that are no less favorable to the Company than those that can be obtained from unaffiliated third parties, and that all material affiliated transactions and loans, or any forgiveness of loans must:

(a) be approved by a majority of the Company’s independent directors who do not have an interest in the transaction(s); or

(b) be approved by the affirmative vote of members holding a majority of the outstanding membership interests, excluding the membership interests of members having an interest in the transaction(s); or

(c) be established to have been fair to the Company when the transaction is judged according to the circumstances at the time of the commitment.

Notwithstanding anything in the Affiliated Transactions Policy to the contrary, all sales of corn and other feedstock by directors, officers, members or other affiliated parties to the Company, and all purchases of ethanol, distillers’ grains and other co-products by directors, officers, members or other affiliated parties from the Company, shall not require any of the approvals described above, provided, the purchase or sale price is equal to the then current market price and the transaction is on terms no less favorable than those that can be obtained from unaffiliated third parties.

In the normal course of business the Company sells to and purchases from its board of directors, members and key employees under normal terms and conditions and in accordance with the Company’s Affiliated Transactions Policy. See Note 3 to the March 31, 2008 financial statements for additional information on related party transactions.

On January 25, 2004, the Husker Ag Board of Directors adopted a Policy on Marketing which, among other things, provides that commencing April 1, 2004, no employee of Husker Ag, no member of the Board of Directors, and no person performing marketing functions for the Company, shall haul or have any ownership interest in trucks or entities which haul the Company’s products.

Except for certain transactions in the ordinary course of business referred to above, the Company had not entered into any such agreements with any of its directors, officers, members or their affiliates.

Director Independence

The Board of Directors has established an Audit Committee, Personnel Committee, and Nominating Committee. The Company believes that the all of the members of the Board of Directors and its Committees are independent, within the meaning of the listing standards of the National Association of Securities Dealers, the operators of the NASDAQ Stock Market and were independent during the last completed fiscal year.

SECTION 16(a) BENEFICIAL OWNERSHIP

REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”). Officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon a review of the copies of the Section 16(a) reports and amendments thereto furnished to the Company, the Company knows of one Form 3 that was not filed on a timely basis during fiscal year 2007. The Form 3 was filed by director, James Krause, on the eleventh day after Mr. Krause was elected as a director, which was untimely by one day. Other than the aforementioned Form 3, the Company believes all Section 16(a) reports were filed on a timely basis by its directors, officers and greater than 10% members.

CODE OF ETHICS

The Company’s Principal Executive Officer, Principal Financial Officer and principal accounting officer or other persons performing similar functions, including the General Manager, are required to comply with the Company’s Code of Ethics, adopted by the Company Board of Directors. The purpose of the Code of Ethics is to deter wrongdoing and to promote, among other things, honest and ethical conduct and to ensure that the Company’s business is conducted in a consistently legal and ethical manner. Concerns or complaints regarding ethical issues are treated on a confidential basis.

The Company will provide without charge to any person requesting a copy of its Code of Ethics. A written request for such report should be directed to Mike Kinney, Chairman of the Board and President, Husker Ag, LLC, 54048 Highway 20, Plainview, Nebraska 68769. The Company’s Code of Ethics was also filed as Exhibit 14 to the 2006 Form 10-K, which is available through the SEC’s website (www.sec.gov).

NOMINATIONS TO THE BOARD OF DIRECTORS

In response to a request from the Company for nominees for directors to be elected at the 2008 Annual Meeting, the Company did not receive any nominations from its members for director candidates in accordance with the Operating Agreement procedures. The only nominations received by the Company were the self-nominations received by the five incumbent Class I Directors. After consideration of the current director nominees, the Committee recommended to the Board, and the Board approved, that Messrs. Brummels, Fick, Friedrich, Hall and Kittrell be submitted to the members as the Company’s director nominees.

AUDIT MATTERS

BKD, LLP (“BKD”) was the Company’s independent registered public accounting firm for fiscal year ended December 31, 2005. A representative of the firm of BKD is not expected to be present at the Annual Meeting of Members. As described below, the Company retained Eide Bailly LLP (“Eide Bailly”) as its independent accountant for fiscal years 2006 and 2007. A representative of the firm of Eide Bailly is expected to be present at the Annual Meeting of Members.

BKD served as the Company’s independent certified public accountants for the five year period ended December 31, 2005, and performed various audit, audit-related, tax and other services for Husker Ag. Effective March 31, 2006, the Company elected not to retain BKD to audit the Company’s financial statements for the year ending December 31, 2006. On February 23, 2006, the Company’s Audit Committee recommended to the Board of Directors the dismissal of BKD upon its completion of the audit and the filing of the Form 10-K for the year ended December 31, 2005 and the retention of Eide Bailly as the Company’s independent accountant for fiscal year 2006. The Board of Directors approved the Audit Committee’s recommendations on February 28, 2006, subject to acceptance by Eide Bailly of its engagement. On April 5, 2006, Eide Bailly accepted its appointment as the Company’s independent accountant. During 2007, Eide Bailly was again retained as the Company’s independent accountant for fiscal year 2007.

During 2008, the Company retained Eide Bailly to perform reviews on our quarterly financial statements which are included in our quarterly reports on Form 10-Q; but the Company has not yet engaged an independent accountant for the audit of its fiscal year 2008 financial statements. Before making this decision, the Audit Committee and Board of Directors are waiting for the results of the deregistration proposed by the Company to be voted on at the Special Meeting to be held on the same day as the Annual Meeting. See section below entitled “Special Meeting to be Held Following Annual Meeting – on Same Day.”

For the fiscal years ended December 31, 2004 and 2005, BKD’s reports on such financial statements did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. From inception through the date of termination, there were no disagreements with BKD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of BKD, would have caused BKD to make reference to the subject matter of the disagreement in connection with its report, and there were no reportable events as described Item 304(a)(1)(v) of Regulation S-K.

Except as noted below, during the two most recent fiscal years ended December 31, 2005, and the subsequent interim period preceding such engagement, neither the Company nor anyone on its behalf has consulted with Eide Bailly regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, nor did Eide Bailly provide to the Company a written report or oral advice regarding such principles or audit opinion; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

In 2005, Eide Bailly met with the Company to discuss the general requirements of the Sarbanes-Oxley Act of 2002 (“SOX”) and the implementation of internal control testing mandated by SOX. In connection with the SOX discussions, the Company and Eide Bailly discussed the Company’s revenue recognition policies. No written report or oral advice was provided by Eide Bailly resulting from these discussions that was an important factor considered by the Company in reaching any decision as to any accounting, auditing, or financial reporting issue. Further, as a result of the SEC’s extension of the Section 404 rule compliance dates, the Company did not engage Eide Bailly as its SOX consultant or for any other purpose. The Company previously provided Eide Bailly with a copy of this disclosure and the opportunity to furnish the Company with a letter addressed to the SEC containing any new information, clarifications, or the respects in which it disagrees with any statements made herein.

Principal Accountant Fees and Services. The firm of Eide Bailly LLP has been the independent registered public accounting firm of the Company for the past two fiscal years. The following table represents fees for professional audit services rendered by Eide Bailly for the audit of the Company’s annual financial statements for the year ended December 31, 2006 and 2007 and fees for other services rendered by Eide Bailly during those periods:

Type of Service	2007	2006
Audit Fees[1]	$96,936	$101,320
Audit-Related Fees[2]	282	5,788
Tax Fees[3]	25,505	25,583
Reimbursed Expenses	3,597	4,940
All Other Fees	0	0
Total	$126,320	$137,631

1	-	Fees for audit services include fees associated with the annual audit and reviews of the Company’s quarterly financial statements included in the reports on Forms 10-Q and services normally provided in connection with statutory and regulatory filings or engagements.
2	-	Principally accounting consultation and work related to rights offering.
3	-	Includes $20,205 in 2007 and $22,884 in 2006 for tax preparation and $5,300 in 2007 and $2,699 in 2006 for tax compliance, advice, and planning.

Pre-Approval Policies and Procedures. In accordance with Section 10(A)(i) of the Securities and Exchange Act of 1934, the Company Audit Committee approves the engagement of our independent accountants to render audit and non-audit services before those services are rendered, considering, among other things, whether the proposed engagement would impact the independence of the auditors. The Audit Committee pre-approves all auditing services and permitted non-audit services, including all fees and terms to be performed for the Company by its independent accountant at the beginning of the fiscal year. During 2006 and 2007, all of the fees of Eide Bailly were pre-approved by the Audit Committee.

SPECIAL MEETING TO BE HELD FOLLOWING ANNUAL MEETING – ON SAME DAY

A Special Meeting of Members of Husker Ag, LLC will be held at the Osmond City Hall, 413 N. State Street, Osmond, Nebraska, on July 8, 2008, at 10:00 a.m., local time. This is the same day as the Annual Meeting. The Annual Meeting is expected to be completed prior to the start of the Special Meeting. The primary business that our management expects to be presented at the Special Meeting is the proposed amendment to our operating agreement which would, among other things, generally provide for the reclassification of our original membership units held by our members who are the record holders of 20 or fewer units. The matters to be addressed at the Special Meeting have been discussed in detail in the Company’s Proxy Statement for the Special Meeting. A copy of the Special Meeting proxy statement has been mailed to all of our members on or before the date of the mailing of this Annual Meeting proxy statement. The record date for both meetings is the same.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Any member of Husker Ag who desires to contact the Board of Directors, or any individual director, of Husker Ag may do so by writing to the Husker Ag, LLC Board of Directors, 54048 Highway 20, Plainview, Nebraska 68769. Communications should be addressed to the Chairman of the Board of Directors, or to the individual director’s name.

Although the Company does not have a formal policy regarding attendance by members of the Board of Directors at the Company’s Annual Meeting of Members, it encourages directors to attend. All of the current Husker Ag, LLC directors attended the 2007 Annual Meeting of Members.

MEMBERS’ PROPOSALS

Any member proposal intended to be considered for inclusion in the Proxy Statement for presentation at the 2009 Annual Meeting of Members must be received by the Company no later than January 2, 2009, which date is estimated to be approximately 120 days prior to the date of the release of the Company’s Proxy Statement to members for the 2009 Annual Meeting of Members. The proposal must be in accordance with the provisions of 14a-8 promulgated by the SEC under the Exchange Act. It is suggested that the proposal be submitted by certified mail, return receipt requested. Members who intend to present a proposal at the 2009 Annual Meeting of members without including such proposal in the Company’s Proxy Statement must provide the Company notice of such proposal no later than February 28, 2009. The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

ANNUAL REPORT AND FINANCIAL STATEMENTS

The Company’s 2007 Annual Report to members, including financial statements, has been mailed with or before the mailing of this proxy statement. The 2007 Annual Report was mailed with the proxy statement related to the Company’s Special Meeting related to our proposed deregistration. As noted above, the Special Meeting will be held following the Annual Meeting on the same day. The Annual Report does not constitute and should not be considered a part of this proxy solicitation material.

The Company will provide without charge to each member solicited, upon the written request of any such member, a copy of its annual report on Form 10-K filed with the SEC, including the financial statements, exhibits, and schedules thereto, for the fiscal year ended December 31, 2007. A written request for such reports should be directed to Mike Kinney, Chairman of the Board and President, Husker Ag, LLC, 54048 Highway 20, Plainview, Nebraska 68769. Such request must set forth a good faith representation that the requesting party was a holder of record or a beneficial owner of Membership Units in the Company on May 31, 2008. These documents are also included in the Company’s SEC filings, which you can access electronically at the SEC’s website at http://www.sec.gov.

OTHER MATTERS

The Board of Directors knows of no other matter to be acted upon at the meeting. However, if any other matter is lawfully brought before the meeting, the membership units covered by the proxy in the accompanying form will be voted on such matter in accordance with the best judgment of the persons acting under such proxy.

BY ORDER OF THE BOARD OF DIRECTORS

Mike Kinney
Chairman of the Board

June 6, 2008

TO BE CERTAIN THAT YOUR MEMBERSHIP UNITS WILL BE REPRESENTED AT THE 2008 ANNUAL MEETING OF MEMBERS, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY BY FAX (402) 582-3888 OR IN THE ENCLOSED SELF-ADDRESSED STAMPED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

HUSKER AG, LLC

54048 Highway 20

Plainview, Nebraska 68769

REVOCABLE PROXY

for

2008 ANNUAL MEETING OF MEMBERS

July 8, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HUSKER AG, LLC. The undersigned acknowledges receipt of the Notice of Annual Meeting of Members and the accompanying Proxy Statement, each dated June 6, 2008, and any adjournments thereof, and appoints Fredrick J. Knievel, James Krause and Stanley Gyberg, and each of them with full power of substitution, as the proxies of the undersigned to represent the undersigned and to vote all membership units of Husker Ag, LLC which the undersigned would be entitled to vote if personally present at the Annual Meeting and any adjournments.

This Proxy is revocable and the undersigned may revoke it at any time prior to the beginning of the Annual Meeting by giving either personal or written notice of such revocation to Mr. Mike Kinney, Chairman of the Board and President of Husker Ag, LLC, at the Company’s offices at 54048 Highway 20, Plainview, Nebraska 68769, or to the person designated as the Corporate Secretary, Leonard Wostrel, at the commencement of the Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH NOMINEE.

NOTE: The proxies reserve the right to cumulate the votes cast by proxy in the director election and distribute them among the director nominees in their discretion. The proxies of the undersigned may vote according to their discretion on any other matter that may properly be brought before the Annual Meeting or any adjournment thereof.

You may elect to fax this proxy to Husker Ag, LLC. A faxed copy of your signature is legally sufficient to count your vote by proxy. If you fax it back, there is no need to mail the original.

PLEASE VOTE, DATE, SIGN AND RETURN THIS PROXY TO

HUSKER AG, LLC

BY FAXING THE PROXY TO (402) 582-3888

or

MAILING THE PROXY IN THE

ENCLOSED SELF-ADDRESSED STAMPED ENVELOPE

REVOCABLE PROXY
for
2008 ANNUAL MEETING OF MEMBERS
July 8, 2008	Signature

Please sign exactly as the name appears on your membership certificate. When signing as attorney, personal representative, trustee, or guardian, please give full title. All joint owners and trustees must sign. If the signer is a corporation or other entity, please sign in full the corporation or other entity name, by a duly authorized officer/representative.	Printed Name

Signature if held jointly/Signature of Co-Trustees

Printed Name

Signature if held jointly/Signature of Co-Trustees

Printed Name

Dated this day of , 2008

☒ Please mark vote as in this example.

1. Election of Directors. (Check only one box below. You may withhold authority to vote for any one or more of the following nominees by striking through the name of the nominee.)

☐ FOR all of the Class I nominees listed below (except as indicated) to serve a three year term

Robert E. Brummels	Ronald A. Fick

Kent A. Friedrich	James Hall

Walter Kittrell

☐ WITHHOLD AUTHORITY to vote for ALL nominees listed above

YOUR BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH NOMINATED DIRECTOR.

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponements or adjournments thereof.